UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2008
--------------------------------------------

Waddell & Reed Advisors Continental Income Fund, Inc.
-----------------------------------------------------------
(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2007

Waddell & Reed Advisors Continental Income Fund

3	President's Letter
5	Manager's Discussion
9	Illustration of Fund Expenses
11	Portfolio Highlights
12	Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
21	Financial Highlights
25	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Income Tax Information
33	Directors and Officers
39	Annual Privacy Notice
41	Proxy Voting Information
42	Quarterly Portfolio Schedule Information
42	Householding Notice
42	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Continental Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Continental Income Fund, Inc. prospectus and current Fund performance information.

President's Letter
      June 30, 2007

Dear Shareholder:

It's been an exceptional year for U.S. equities. The Standard & Poor's 500 Index is up 20.59% for the 12-month period ended June 30, 2007, led by energy and natural resources stocks. Most bond markets, meanwhile, have struggled in recent months. Overall economic growth has been better than most economists and pundits have expected while foreign purchases of U.S. Treasuries have subsided. Globally, interest rates are on the rise.

Enclosed is our report on your Waddell & Reed Advisors Fund's operations for the fiscal year ended June 30, 2007. We are pleased to report that all equity sectors provided double-digit market returns for the yearly period, with most of the gains coming in the late summer of 2006 and this past spring. Financial stocks were the weakest area of the stock market, reflecting fallout over lending practices in the subprime mortgage market, as well as the prospect of higher interest rates. A year ago, the markets were expecting the Federal Reserve to ease monetary policy in the wake of an economic slowdown. Instead growth, led by exports, may be accelerating.

Tailwinds of growth

Over the past year gasoline prices - a key factor that helps shape consumer confidence - have been on a roller-coaster. Overall, we feel the long-term cost trend for energy is upward given rising global demand for a wide variety of natural resources and continuing concerns about energy supplies and energy-related politics, not just in the Middle East, but in energy-exporting countries from Nigeria to Russia to Venezuela.

Economic Snapshot
	6-30-2007	6-30-2006

U.S. unemployment rate	4.50%	4.90%
Inflation (U.S. Consumer Price Index)	2.70%	3.40%
U.S. GDP	3.40%	3.10%
30-year fixed mortgage rate	6.63%	6.78%
Oil price per barrel	$70.68	$73.93

Source: Bloomberg, U.S. Department of Labor

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

On balance, the U.S. economic news of the past year has been good, including:

  Corporate profits remained solid, rising around 10 percent
  Inflation remains within the Fed's target (2 percent to 3 percent) range and
  Improving trade and federal deficits.

Our Economic Snapshot chart highlights five selected indicators. Even though headline numbers for items such as inflation and oil can change a great deal from month to month, the economy is in a similar place compared to where it was a year ago - an attractive place to be, in our view. Oil prices are actually a bit lower.

From a historical perspective, we believe that stock prices appear reasonable, especially given corporate profit levels. We see an attractive path ahead for diversified investors for the balance of the calendar year, although one that might be marked by a few unexpected curves. As always, we believe that maintaining a well-rounded portfolio remains an important component of securing your long-term financial future.

Our seven decades of expertise

We are now more than halfway through the Waddell & Reed organization's 70th anniversary year. Since its earliest days under Cameron Reed and Chauncey Waddell, we have focused on effective stock selection through intense fundamental research, coupled with a deep understanding of global markets. Our goal is to help you achieve your long-term financial goals. To that end, we are committed to offering you a financial planning philosophy that emphasizes both participation in positive markets and a strong effort to manage risk.

Thank you for your continued confidence in us.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund, and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of Continental Income Fund
      June 30, 2007

Below, Cynthia P. Prince-Fox, portfolio manager of Waddell & Reed Advisors Continental Income Fund, Inc., discusses positioning, performance and results for the fiscal year ended June 30, 2007. Ms. Prince-Fox has managed the Fund for 14 years and has 24 years of industry experience.

The Fund rose 12.85 percent (Class A shares at net asset value) for the 12 months ended June 30, 2007. This was less than the S&P 500 Index (reflecting the performance of large and medium-size U.S. stocks), which climbed 20.59 percent for the same period, but more than the Citigroup Treasury/Government Sponsored/Credit Index (generally reflecting the performance of the bond market), which increased 6.01 percent. Multiple indexes are shown because the Fund invests in multiple asset classes.

The Fund's peer group, the Lipper Mixed-Asset Target Allocation Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives) rose 15.91 percent for the 12 months ended June 30, 2007.

Our results within the equity portion of the Fund were less than the S&P 500 primarily as a result of adverse selection in our financial and industrial holdings. SLM Corporation (Sallie Mae) and Caterpillar Inc. were among the biggest detractors from our results during the fiscal year. Also, the fixed income portion of the portfolio modestly underperformed the broad investment grade indices.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

MATURITY
SHORT	INTERMED	LONG
X			HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

Bond Portfolio Characteristics
As of 6-30-07

Average maturity	4.35 years
Effective duration	3.27 years
Weighted average bond rating	A

Over the past few years the Fund's equity portfolio has been tilted toward more economically sensitive industries. However, in fiscal year 2007, we began to transition the Fund away from these areas, as we felt there was growing evidence that the economy was slowing and would likely impact stocks in our portfolio that have been some of our best performing stocks over the past several years.

As the markets exited the first half of this fiscal year, market psychology seemed to shift from a generally "half empty" mentality towards "half full" as investors reacted to a more favorable inflation picture and a drop in the price of oil. Shortly after the second quarter of 2006 started, the war between Israel and Hezbollah began and escalated to a point that few had predicted. As the war raged on, the price of oil climbed to a point that we felt threatened the global boom of the last few years. The war ended in conjunction with a rapid deterioration in the U.S. housing market, causing energy and other commodities prices to experience meaningful declines. The bond market took this as an "all clear" signal that inflation was dead and that the Fed could take a pause after a two year tightening campaign. The equity market's response was decidedly positive, posting a 6.7 percent gain in the final quarter of the 2006 calendar year. Every sector of the S&P 500 posted positive returns this fiscal year in contrast to the last couple of years when much of the gains were clustered in a handful of sectors, specifically energy.

Late 90s' technology dreams are now being realized

While energy finished the fiscal year as one of the leading performers, we believe attractive returns may broaden out to other sectors in the coming months. We believe as the markets grow more comfortable with the idea that commodity prices are not going to spiral upwards to a point that inflation concerns reenter the picture, areas that have been impacted by rising commodity costs may perform better. In our view, U.S. consumers will face challenges in the months ahead amid high energy prices and as housing goes through a decline after years of growth. Stable employment may remove some of this pressure, however, in our opinion.

Top 10 Equity Holdings June 30, 2007		June 30, 2006
Company	Sector	Company	Sector

Exxon Mobil Corporation	Energy	SLM Corporation	Financial Services
General Dynamics Corporation	Technology	Las Vegas Sands, Inc.	Consumer Services
Apple Inc.	Technology	Schlumberger Limited	Energy
Schlumberger Limited	Energy	General Dynamics Corporation	Technology
General Electric Company	Multi-Industry	Exxon Mobil Corporation	Energy
Cisco Systems, Inc.	Technology	General Electric Company	Multi-Industry
Fluor Corporation	Capital Goods	Johnson & Johnson	Health Care
Colgate-Palmolive Company	Consumer Nondurables	Expeditors International of Washington, Inc..	Transportation
Johnson & Johnson	Health Care	Colgate-Palmolive Company	Consumer Nondurables
Boeing Company (The)	Technology	NYSE Group, Inc.	Business Equipment and Services

See your advisor or www.waddell.com for more information on the Fund's most recently published Top Ten Holdings.

We have added to our technology holdings as we feel these stocks have looked attractive based on a number of valuation metrics. We also see some very exciting developments occurring in technology and telecom. Some of the trends that we are beginning to witness are a result of the digitization of content and new forms of content distribution. While these trends were just a dream five or six years ago, they are real and happening today. Increasingly mobile consumers and businesses want faster access to more content and they want it right in the palm of their hand on one converged device. A number of our current holdings benefited in the past year from these trends. In fact, four of the five biggest positive contributors to our fiscal year results were Apple Inc., AT&T Inc., Cisco Systems, Inc. and Nokia Corporation, Series A, ADR.

Overall, we placed our greatest emphasis on consumer staples, industrials and health care relative to the weightings of the S&P 500 Index. While the financial sector is the largest weighted sector in the S&P 500, we were underweight banks for most of the year. We have preferred to invest in financial stocks that we feel could benefit from increasing global wealth management and electronic trading.

Our outlook

Global liquidity has found its way into nearly every asset class. An additional factor has been private equity. Our broad stance on the markets remains positive. Fiscal policy in many countries around the world has been aimed at containing inflation and it appears, so far, that inflation has stayed under control. Global growth appears to be slowing, but not nearly to the degree as many had feared given a slowing U.S. consumer. While we remain cautious as global economic growth matures, we feel that investors will likely put more emphasis on quality and pay greater attention to companies that can demonstrate sustainable earnings power. We continue to make adjustments to the portfolio to reflect our most current thinking on the economy and how we anticipate market reaction.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. Fixed-income securities are subject to interest rate risk and, as such, the Fund's net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Waddell & Reed Advisors Continental Income Fund, Inc., Class A Shares (1)	$15,019
S&P 500 Index	$15,801
Citigroup Treasury/Government Sponsored/Credit Index	$16,692
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average	$16,383

W&R ADVISORS CONTINENTAL INCOME FUND CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED JUNE 30, 2007

		W&R ADVISORS CONTINENTAL INCOME FUND CLASS A SHARES	S&P 500 INDEX	CITIGROUP TREASURY/ GOVT. SPONSORED/ CREDIT INDEX	LIPPER MIXED-ASSET TARGET ALLOCATION GROWTH UNIVERSE AVERAGE

MARCH	1998	9,425	10,000	10,000	10,000
MARCH	1999	9,743	11,853	10,654	10,697
MARCH	2000	11,338	14,007	10,823	12,172
MARCH	2001	10,702	10,946	12,177	11,141
JUNE	2001	10,951	11,586	12,215	11,569
JUNE	2002	10,070	9,498	13,205	10,525
JUNE	2003	10,295	9,523	14,971	10,755
JUNE	2004	11,586	11,344	14,882	12,227
JUNE	2005	12,335	12,061	15,986	13,139
JUNE	2006	13,310	13,103	15,745	14,134
JUNE	2007	15,019	15,801	16,692	16,383

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-07	6.36%	7.75%	11.78%	13.17%
5-year period ended 6-30-07	7.05%	7.11%	7.27%	8.65%
10-year period ended 6-30-07	5.56%	–	–	6.49%
Since inception of Class (3) through 6-30-07	–	4.37%	4.39%	–

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and 10-5-99 for Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses

Continental Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2007.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended June 30, 2007	Beginning Account Value 12-31-06	Ending Account Value 6-30-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,055.10	1.22%	$6.17
Class B	1,000	1,051.30	2.17	11.08
Class C	1,000	1,051.40	2.16	10.97
Class Y	1,000	1,056.50	0.94	4.83
Based on 5% Return(2)
Class A	$1,000	$1,018.76	1.22%	$6.06
Class B	1,000	1,014.04	2.17	10.88
Class C	1,000	1,014.08	2.16	10.78
Class Y	1,000	1,020.12	0.94	4.75

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2007, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF CONTINENTAL INCOME FUND

Portfolio Highlights

On June 30, 2007, Waddell & Reed Advisors Continental Income Fund, Inc. had net assets totaling $491,328,899 invested in a diversified portfolio of:

68.86%	Domestic Common Stocks
16.83%	United States Government and Government Agency Obligations
7.09%	Cash and Cash Equivalents
4.71%	Foreign Common Stocks
2.51%	Corporate Debt Securities

Asset Allocation

As a shareholder of the Fund, for every $100 you had invested on June 30, 2007, your Fund owned:

Stocks	$73.57
Technology Stocks	$15.54
Health Care Stocks	$10.31
Financial Services Stocks	$9.86
Energy Stocks	$7.57
Consumer Nondurables Stocks	$7.53
Consumer Services Stocks	$4.59
Miscellaneous Stocks (1)	$3.71
Utilities Stocks	$3.19
Capital Goods Stocks	$3.01
Retail Stocks	$2.86
Multi-Industry Stocks	$2.85
Raw Materials Stocks	$2.55
Bonds	$19.34
United States Government and Government Agency Obligations	$16.83
Corporate Debt Securities	$2.51
Cash and Cash Equivalents	$7.09

(1)Includes $2.15 Business Equipment and Services, and $1.56 Transportation.

-

The Investments of Continental Income Fund
June 30, 2007
COMMON STOCKS	Shares	Value

Air Transportation - 0.86%
Southwest Airlines Co.	284,100	$4,235,931

Aircraft - 1.67%
Boeing Company (The)	85,200	8,192,832

Banks - 2.38%
Bank of America Corporation	85,400	4,175,206
Northern Trust Corporation	117,100	7,518,991
		11,694,197
Beverages - 4.52%
Anheuser-Busch Companies, Inc.	84,300	4,397,088
Brown-Forman Corporation, Class B	64,000	4,677,120
Coca-Cola Company (The)	96,800	5,063,608
PepsiCo, Inc.	124,600	8,080,310
		22,218,126
Business Equipment and Services - 1.07%
Pitney Bowes Inc.	112,100	5,248,522

Chemicals - Petroleum and Inorganic - 1.28%
E.I. du Pont de Nemours and Company	123,300	6,268,572

Chemicals - Specialty - 1.27%
Air Products and Chemicals, Inc.	77,700	6,244,749

Communications Equipment - 5.03%
Cisco Systems, Inc.*	363,200	10,106,040
Nokia Corporation, Series A, ADR	289,700	8,143,467
QUALCOMM Incorporated	149,000	6,462,875
		24,712,382
Computers - Micro - 2.29%
Apple Inc.*	92,200	11,253,932

Computers - Peripherals - 1.24%
Microsoft Corporation	206,500	6,083,490

Defense - 2.49%
General Dynamics Corporation	156,600	12,249,252

Electrical Equipment - 1.12%
Emerson Electric Co.	117,400	5,494,320

Electronic Components - 2.82%
Microchip Technology Incorporated	181,200	6,715,272
Texas Instruments Incorporated	190,000	7,149,700
		13,864,972
Food and Related - 1.22%
Wm. Wrigley Jr. Company	108,700	6,012,197

Health Care - Drugs - 5.04%
Allergan, Inc.	115,600	6,663,184
Genentech, Inc.*	71,000	5,371,860
Gilead Sciences, Inc.*	165,400	6,416,693
Pfizer Inc.	246,300	6,297,891
		24,749,628
Health Care - General - 4.12%
DENTSPLY International Inc.	182,700	6,987,362
Johnson & Johnson	137,500	8,472,750
Zimmer Holdings, Inc.*	56,500	4,796,285
		20,256,397
Hospital Supply and Management - 1.15%
Medtronic, Inc.	109,300	5,668,298

Hotels and Gaming - 0.95%
Las Vegas Sands, Inc.*	60,900	4,652,151

Household - General Products - 1.79%
Colgate-Palmolive Company	135,700	8,800,145

Insurance - Life - 1.24%
Aflac Incorporated	118,300	6,080,620

Insurance - Property and Casualty - 1.17%
Berkshire Hathaway Inc., Class B*	1,600	5,768,000

Leisure Time Activity - 1.05%
Time Warner Inc.	245,800	5,171,632

Motion Pictures - 1.46%
News Corporation Limited, Class A	338,500	7,179,585

Multiple Industry - 2.85%
Altria Group, Inc.	50,600	3,549,084
General Electric Company	273,300	10,461,924
		14,011,008
Non-Residential Construction - 1.89%
Fluor Corporation	83,200	9,265,984

Petroleum - Domestic - 1.39%
BP p.l.c., ADR	95,000	6,853,300

Petroleum - International - 4.04%
Chevron Corporation	70,100	5,905,224
Exxon Mobil Corporation	166,138	13,935,655
		19,840,879
Petroleum - Services - 2.14%
Schlumberger Limited	123,500	10,490,090

Publishing - 1.13%
Meredith Corporation	89,900	5,537,840

Retail - General Merchandise - 2.13%
Target Corporation	78,300	4,979,880
Wal-Mart Stores, Inc.	114,200	5,494,162
		10,474,042
Retail - Specialty Stores - 0.73%
Best Buy Co., Inc.	77,300	3,607,591

Security and Commodity Brokers - 5.07%
American Express Company	93,000	5,689,740
Chicago Mercantile Exchange Holdings Inc.	8,100	4,328,316
J.P. Morgan Chase & Co.	139,400	6,753,930
UBS AG	135,700	8,143,357
		24,915,343
Timesharing and Software - 1.08%
Paychex, Inc.	135,900	5,317,087

Trucking and Shipping - 0.70%
Expeditors International of Washington, Inc.	83,000	3,428,730

Utilities - Electric - 1.52%
Exelon Corporation	102,800	7,463,280

Utilities - Telephone - 1.67%
AT&T Inc.	197,100	8,179,650

TOTAL COMMON STOCKS - 73.57%		$361,484,754

(Cost: $255,757,989)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Air Transportation - 0.68%
Southwest Airlines Co.,
7.875%, 9-1-07	$3,300	3,311,055

Beverages - 0.43%
Coca-Cola Enterprises Inc.,
6.7%, 10-15-36	2,000	2,111,620

Finance Companies - 1.40%
General Electric Capital Corporation,
8.3%, 9-20-09	6,500	6,898,723

TOTAL CORPORATE DEBT SECURITIES - 2.51%		$12,321,398

(Cost: $11,886,105)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 2.95%
Federal Home Loan Mortgage Corporation,
6.625%, 9-15-09	5,000	5,146,590
Federal National Mortgage Association:
6.625%, 9-15-09	4,000	4,117,748
7.25%, 1-15-10	5,000	5,240,470
		14,504,808
Mortgage-Backed Obligations - 1.18%
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
8.25%, 6-1-08	5	5,321
4.5%, 7-1-18	2,857	2,722,391
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
9.0%, 7-15-16	1	830
9.0%, 8-15-16	37	39,284
9.0%, 10-15-16	4	4,979
9.0%, 11-15-16	13	14,125
9.0%, 1-15-17	2	2,453
9.0%, 1-15-17	3	2,909
9.0%, 3-15-17	15	15,748
9.0%, 4-15-17	20	21,223
4.0%, 9-15-18	2,796	2,599,592
6.5%, 8-15-28	381	389,553
		5,818,408
Treasury Inflation Protected Obligation - 0.72%
United States Treasury Note,
3.0%, 7-15-12 (A)	$ 3,000	3,515,406

Treasury Obligations - 11.98%
United States Treasury Bonds:
7.25%, 5-15-16	8,500	9,823,476
6.25%, 8-15-23	5,000	5,551,955
United States Treasury Notes:
3.25%, 8-15-07	5,000	4,990,235
2.625%, 5-15-08	5,000	4,898,440
4.25%, 10-15-10	10,000	9,807,810
4.25%, 11-15-14	10,000	9,541,410
4.25%, 8-15-15	15,000	14,232,420
		58,845,746

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 16.83%		$82,684,368

(Cost: $82,596,495)

SHORT-TERM SECURITIES

Commercial Paper
Construction Materials - 2.07%
Black & Decker Corp.,
5.45%, 7-2-07	10,192	10,190,457

Food and Related - 1.01%
Kellogg Co.,
5.37%, 8-1-07	5,000	4,976,879

Insurance - Life - 1.02%
American General Finance Corporation,
5.27%, 7-2-07	5,000	4,999,268

Security and Commodity Brokers - 2.03%
American Express Credit Corp.,
5.26%, 7-26-07	10,000	9,963,472

Total Commercial Paper - 6.13%		30,130,076

Municipal Obligation - Taxable - 0.88%
Iowa
Iowa Finance Authority, Taxable Variable Rate Demand Health Facilities Revenue Bonds (St. Luke's Health Foundation of Sioux City, Iowa Project), Series 2006 (General Electric Capital Corporation),
5.35%, 7-5-07 (B)	$4,315	4,315,000

TOTAL SHORT-TERM SECURITIES - 7.01%		$34,445,076

(Cost: $34,445,076)

TOTAL INVESTMENT SECURITIES - 99.92%		$490,935,596

(Cost: $384,685,665)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.08%		393,303

NET ASSETS - 100.00%		$491,328,899

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.

(A)The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.
(B)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2007.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      CONTINENTAL INCOME FUND
      June 30, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $384,686) (Notes 1 and 3)	$490,936
Cash	1
Receivables:
Dividends and interest	1,694
Fund shares sold	141
Prepaid and other assets	48

Total assets	492,820

LIABILITIES
Payable to Fund shareholders	1,220
Accrued service fee (Note 2)	97
Accrued shareholder servicing (Note 2)	88
Accrued management fee (Note 2)	19
Accrued accounting services fee (Note 2)	11
Accrued distribution fee (Note 2)	2
Other	54

Total liabilities	1,491

Total net assets	$491,329

NET ASSETS
$1.00 par value capital stock:
Capital stock	$58,896
Additional paid-in capital	311,537
Accumulated undistributed income:
Accumulated undistributed net investment income	967
Accumulated undistributed net realized gain on investment transactions	13,679
Net unrealized appreciation in value of investments	106,250

Net assets applicable to outstanding units of capital	$491,329

Net asset value per share (net assets divided by shares outstanding):
Class A	$8.34
Class B	$8.34
Class C	$8.34
Class Y	$8.34
Capital shares outstanding:
Class A	56,245
Class B	1,864
Class C	710
Class Y	77
Capital shares authorized	200,000

See Notes to Financial Statements.

Statement of Operations
      CONTINENTAL INCOME FUND
      For the Fiscal Year Ended June 30, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$6,603
Dividends (net of foreign withholding taxes of $72)	5,876

Total income	12,479

Expenses (Note 2):
Investment management fee	3,434
Service fee:
Class A	1,154
Class B	39
Class C	15
Shareholder servicing:
Class A	887
Class B	61
Class C	22
Class Y	1
Distribution fee:
Class A	17
Class B	118
Class C	45
Accounting services fee	138
Audit fees	27
Legal fees	27
Custodian fees	19
Other	215

Total expenses	6,219

Net investment income	6,260

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	17,924
Unrealized appreciation in value of investments during the period	35,138

Net gain on investments	53,062

Net increase in net assets resulting from operations	$59,322

See Notes to Financial Statements.

Statement of Changes in Net Assets
      CONTINENTAL INCOME FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2007	2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$6,260	$5,660
Realized net gain on investments	17,924	22,647
Unrealized appreciation	35,138	10,154

Net increase in net assets resulting from operations	59,322	38,461

Distributions to shareholders from (Note 1E):(1)
Net investment income:
Class A	(5,833)	(5,314)
Class B	(42)	(18)
Class C	(18)	(8)
Class Y	(9)	(8)
Realized gains on investment transactions:
Class A	(12,819)	(12,090)
Class B	(425)	(426)
Class C	(163)	(157)
Class Y	(16)	(15)

	(19,325)	(18,036)

Capital share transactions (Note 5)	(35,341)	(46,294)

Total increase (decrease)	4,656	(25,869)
NET ASSETS
Beginning of period	486,673	512,542

End of period	$491,329	$486,673

Undistributed net investment income	$967	$609

(1)See "Financial Highlights" on pages 21 - 24.

See Notes to Financial Statements.

Financial Highlights
      CONTINENTAL INCOME FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006	2005	2004	2003

Net asset value, beginning of period	$7.69	$7.39	$7.04	$6.33	$6.29

Income from investment operations:
Net investment income	0.11	0.09	0.10	0.08	0.10
Net realized and unrealized gain on investments	0.86	0.49	0.35	0.71	0.04

Total from investment operations	0.97	0.58	0.45	0.79	0.14

Less distributions from:
Net investment income	(0.10)	(0.09)	(0.10)	(0.08)	(0.10)
Capital gains	(0.22)	(0.19)	(0.00)	(0.00)	(0.00)

Total distributions	(0.32)	(0.28)	(0.10)	(0.08)	(0.10)

Net asset value, end of period	$8.34	$7.69	$7.39	$7.04	$6.33

Total return(1)	12.85%	7.90%	6.46%	12.54%	2.23%
Net assets, end of period (in millions)	$469	$464	$488	$494	$440
Ratio of expenses to average net assets	1.23%	1.23%	1.24%	1.24%	1.25%
Ratio of net investment income to average net assets	1.32%	1.17%	1.42%	1.22%	1.53%
Portfolio turnover rate	16%	48%	43%	36%	49%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights
      CONTINENTAL INCOME FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006	2005	2004	2003

Net asset value, beginning of period	$7.69	$7.38	$7.04	$6.32	$6.29

Income from investment operations:
Net investment income	0.03	0.01	0.03	0.02	0.03
Net realized and unrealized gain on investments	0.86	0.50	0.35	0.71	0.03

Total from investment operations	0.89	0.51	0.38	0.73	0.06

Less distributions from:
Net investment income	(0.02)	(0.01)	(0.04)	(0.01)	(0.03)
Capital gains	(0.22)	(0.19)	(0.00)	(0.00)	(0.00)

Total distributions	(0.24)	(0.20)	(0.04)	(0.01)	(0.03)

Net asset value, end of period	$8.34	$7.69	$7.38	$7.04	$6.32

Total return	11.75%	6.96%	5.33%	11.62%	1.02%
Net assets, end of period (in millions)	$15	$16	$18	$17	$12
Ratio of expenses to average net assets	2.19%	2.20%	2.22%	2.24%	2.26%
Ratio of net investment income to average net assets	0.35%	0.19%	0.44%	0.22%	0.51%
Portfolio turnover rate	16%	48%	43%	36%	49%

See Notes to Financial Statements.

Financial Highlights
      CONTINENTAL INCOME FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006	2005	2004	2003

Net asset value, beginning of period	$7.69	$7.38	$7.04	$6.32	$6.29

Income from investment operations:
Net investment income	0.03	0.02	0.03	0.02	0.03
Net realized and unrealized gain on investments	0.87	0.49	0.35	0.71	0.03

Total from investment operations	0.90	0.51	0.38	0.73	0.06

Less distributions from:
Net investment income	(0.03)	(0.01)	(0.04)	(0.01)	(0.03)
Capital gains	(0.22)	(0.19)	(0.00)	(0.00)	(0.00)

Total distributions	(0.25)	(0.20)	(0.04)	(0.01)	(0.03)

Net asset value, end of period	$8.34	$7.69	$7.38	$7.04	$6.32

Total return	11.78%	6.99%	5.35%	11.59%	1.05%
Net assets, end of period (in millions)	$6	$6	$6	$6	$3
Ratio of expenses to average net assets	2.17%	2.18%	2.18%	2.20%	2.26%
Ratio of net investment income to average net assets	0.37%	0.21%	0.47%	0.25%	0.51%
Portfolio turnover rate	16%	48%	43%	36%	49%

See Notes to Financial Statements.

Financial Highlights
      CONTINENTAL INCOME FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006	2005	2004	2003

Net asset value, beginning of period	$7.69	$7.39	$7.04	$6.33	$6.29

Income from investment operations:
Net investment income	0.14	0.11	0.13 (1)	0.13	0.12 (1)
Net realized and unrealized gain on investments	0.86	0.49	0.35 (1)	0.68	0.04 (1)

Total from investment operations	1.00	0.60	0.48	0.81	0.16

Less distributions from:
Net investment income	(0.13)	(0.11)	(0.13)	(0.10)	(0.12)
Capital gains	(0.22)	(0.19)	(0.00)	(0.00)	(0.00)

Total distributions	(0.35)	(0.30)	(0.13)	(0.10)	(0.12)

Net asset value, end of period	$8.34	$7.69	$7.39	$7.04	$6.33

Total return	13.17%	8.22%	6.80%	12.87%	2.57%
Net assets, end of period (in millions)	$1	$1	$1	$1	$1
Ratio of expenses to average net assets	0.95%	0.93%	0.94%	0.94%	0.93%
Ratio of net investment income to average net assets	1.61%	1.47%	1.71%	1.53%	1.87%
Portfolio turnover rate	16%	48%	43%	36%	49%

(1)Based on average weekly shares outstanding.

See Notes to Financial Statements.

Notes to Financial Statements
      June 30, 2007

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Continental Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide current income to the extent that, in the opinion of the Fund's investment manager, market and economic conditions permit. As a secondary goal, the Fund seeks long-term appreciation of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Management's valuation committee makes fair value determinations for the Fund, subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

      B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

      C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

      D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

      E. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

      F. New Accounting Pronouncements - In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures. In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund will adopt SFAS No. 157 during 2008 and its potential impact, if any, on each Fund's financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5792 for each shareholder account which was non-networked and which was in existence at any time during the prior month; however, WRSCO has agreed to reduce those fees if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc., Ivy Funds and Ivy Funds, Inc.) reaches certain levels. For certain networked accounts (that is, those shareholder accounts whose Fund shares are purchased through certain financial intermediaries), WRSCO has agreed to reduce its per account fees charged to the Fund to $0.50 per month per shareholder account. Additional fees may be paid by the Fund to those intermediaries. For Class Y shares, the Fund pays WRSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y of the Fund for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $477,022. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the fiscal year ended June 30, 2007, W&R received $604, $18,255 and $2,018 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $295,043 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

During the fiscal year ended June 30, 2007, the Fund paid Directors' regular compensation of $29,837, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $75,803,512, while proceeds from maturities and sales aggregated $128,799,692. Purchases of short-term securities aggregated $2,234,276,776. Proceeds from maturities and sales of short-term securities and U.S. government obligations aggregated $2,209,389,201 and $21,133,111, respectively. No U.S. government obligations were purchased during the fiscal year ended June 30, 2007.

For Federal income tax purposes, cost of investments owned at June 30, 2007 was $384,748,335, resulting in net unrealized appreciation of $106,187,261, of which $108,466,777 related to appreciated securities and $2,279,516 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2007 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$8,306,331
Distributed ordinary income	8,257,367
Undistributed ordinary income	3,054,496

Realized long-term capital gains	15,633,516
Distributed long-term capital gains	11,067,737
Undistributed long-term capital gains	11,442,531

Capital loss carryover	–

Post-October losses deferred	–

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended June 30,
	2007	2006

Shares issued from sale of shares:
Class A	3,905	4,681
Class B	115	150
Class C	134	160
Class Y	18	6
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	2,261	2,243
Class B	58	59
Class C	22	22
Class Y	3	3
Shares redeemed:
Class A	(10,283)	(12,602)
Class B	(374)	(530)
Class C	(239)	(258)
Class Y	(20)	(9)

Decrease in outstanding capital shares	(4,400)	(6,075)

Value issued from sale of shares:
Class A	$31,313	$35,548
Class B	917	1,145
Class C	1,065	1,220
Class Y	145	44
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	18,139	16,947
Class B	465	443
Class C	180	164
Class Y	25	23
Value redeemed:
Class A	(82,535)	(95,784)
Class B	(2,994)	(4,019)
Class C	(1,901)	(1,953)
Class Y	(160)	(72)

Decrease in outstanding capital	$(35,341)	$(46,294)

NOTE 6 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Continental Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Continental Income Fund, Inc. (the "Fund"), as of June 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Continental Income Fund, Inc. as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 13, 2007

Income Tax Information

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class A
9-13-06	$0.02100	$0.01770	$0.00330	$–	$0.01670	$0.00430	$–
12-13-06	0.25470	0.06060	0.01130	0.18280	0.05720	0.01470	0.18280
3-14-07	0.02200	0.00950	0.01250	–	0.00700	0.01500	–
6-13-07	0.02500	0.01080	0.01420	–	0.00800	0.01700	–

	$0.32270	$0.09860	$0.04130	$0.18280	$0.08890	$0.05100	$0.18280

Class B
9-13-06	$0.00200	$0.00170	$0.00030	$–	$0.00160	$0.00040	$–
12-13-06	0.23470	0.04380	0.00810	0.18280	0.04120	0.01070	0.18280
3-14-07	0.00300	0.00130	0.00170	–	0.00100	0.00200	–
6-13-07	0.00400	0.00170	0.00230	–	0.00130	0.00270	–

	$0.24370	$0.04850	$0.01240	$0.18280	$0.04510	$0.01580	$0.18280

Class C
9-13-06	$0.00200	$0.00170	$0.00030	$–	$0.00160	$0.00040	$–
12-13-06	0.23570	0.04460	0.00830	0.18280	0.04200	0.01090	0.18280
3-14-07	0.00300	0.00130	0.00170	–	0.00100	0.00200	–
6-13-07	0.00500	0.00220	0.00280	–	0.00160	0.00340	–

	$0.24570	$0.04980	$0.01310	$0.18280	$0.04620	$0.01670	$0.18280

Class Y
9-13-06	$0.02700	$0.02280	$0.00420	$–	$0.02150	$0.00550	$–
12-13-06	0.26070	0.06570	0.01220	0.18280	0.06190	0.01600	0.18280
3-14-07	0.02800	0.01210	0.01590	–	0.00890	0.01910	–
6-13-07	0.03000	0.01300	0.01700	–	0.00960	0.02040	–

	$0.34570	$0.11360	$0.04930	$0.18280	$0.10190	$0.06100	$0.18280

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Continental Income Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds (22 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (three portfolios) and W&R Target Funds, Inc. (21 portfolios) (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, comprise the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (16 portfolios) and Ivy Funds, Inc. (12 portfolios).

A director is "interested" by virtue of his or her current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, WRIMCO; the funds' principal underwriter, W&R; and the funds' transfer agent, WRSCO, as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO. Each director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

David P. Gardner serves as the Independent Chairman of the Fund's Board and of the board of directors of the other funds in the Advisors Fund Complex.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Fund includes additional information about the Fund's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director since 2007
President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical plumbing supplies distributor) (1979 to present) and Boettcher Ariel, Inc. (1979 to present); Member of Kansas Board of Regents
Director of Guaranty State Bank & Trust Co., Director of Guaranty, Inc.; Trustee, Kansas Public Retirement System; Director of Ivy Funds, Inc.; Trustee of Ivy Funds

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 59	Director since 1997	Professor of Law, Washburn School of Law (1973 to present); Formerly, Dean, Washburn School of Law (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director since 1997	President and Director, JoDill Corp. (1965 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (Financial Services); President, Liberty Memorial Association (WWI National Museum); Director, Northland Betterment Commission

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 74	Director since 1998 Independent Chairman since 2006	Senior Advisor to the President, J. Paul Getty Trust (until 2006); Professor, University of Utah (until 2005)	None

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 40	Director since 1998
Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma School of Law (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present); LSQ Manager, Inc. (since 2007)

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization; Director, Norman Economic Development Coalition; Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 87	Director since 1988	Shareholder, Gilliland & Hayes, P.A., a law firm; formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust; Director, Central Financial Corporation (banking)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 83	Director since 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC	Chairman and CEO, Wellness Council of America; Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus, L.P. 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 Age: 54	Director since 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus, L.P., a law firm (1980 to present)	Director, Columbian Bank & Trust

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)	Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Interested Directors

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 Age: 53	Director since 2007	Director, Executive Vice President and Chief Investment Officer of WRIMCO; Senior Vice President and Chief Investment Officer of WDR	Director of IICO

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Director since 1998 President since 2001
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex

Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 1998	Consultant of WDR and Waddell & Reed (2001 to present); formerly, Director of WDR (until 2003)	None

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 Age: 38	Vice President since 2006 Treasurer since 2006 Principal Accounting Officer since 2006 Principal Financial Officer since 2007
Vice President, Treasurer, Principal Accounting Officer of each of the funds in the Fund Complex (since 2006); Principal Financial Officer (since 2007); Assistant Treasurer (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003).
None

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 Age: 43	Vice President since 2006 Secretary since 2006
Vice President and Secretary of each of the funds in the Fund Complex (since 2006); Vice President of WRIMCO and IICO (since 2006); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (1994 to 2005).
None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Vice President since 2000 Assistant Secretary since 2006 Associate General Counsel since 2000
Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (since 2006); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
None

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 Age: 41	Vice President since 2000 General Counsel since 2000 Assistant Secretary since 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Chief Compliance Officer since 2004 Vice President since 2006
Vice President (2006 to present) and Chief Compliance Officer (2004 to present) for each of the Funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To All Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1004A (6-07)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2007, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2006	$22,100
		2007	23,200

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2006	$1,700
		2007	1,800

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2006	$2,200
		2007	2,300

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2006	$470
		2007	390

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$4,370 and $4,490 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $207,750 and $122,800 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Continental Income Fund, Inc.
(Registrant)

By /s/Kristen A. Richards
Kristen A. Richards, Vice President and Assistant Secretary

Date: September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: September 7, 2007

By /s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: September 7, 2007